DISCLAIMER     The presentations today contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,   particularly statements regarding future business plans, prospects and financial performance of Time Inc. (the “Company”) and its business.   These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances.   Actual results may vary materially from those expressed or implied in the presentations due to changes in economic, business, competitive,   technological, strategic, regulatory and/or other factors. More detailed information about these factors may be found in the Company’s   filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Re-   ports on Form 10-Q. The Company is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking   statements, whether as a result of new information, future events or otherwise.     Non-GAAP financial measures such as operating income before depreciation and amortization (“OIBDA”), Adjusted OIBDA and Free Cash   Flow, as included in today’s presentations, are supplemental measures that are not calculated in accordance with U.S. Generally Accepted   Accounting Principles (“GAAP”). Definitions of these measures and reconciliations to the most directly-comparable U.S. GAAP measures are   included at the end of the presentation decks. Our non-GAAP financial measures have limitations as analytical and comparative tools and   you should consider OIBDA, Adjusted OIBDA and Free Cash Flow in addition to, and not as a substitute for, the Company’s Operating In-   come (Loss), Net Income (Loss) from Continuing Operations and various cash flow measures (e.g. Cash Provided by (Used in) Operations),   as well as other measures of financial performance and liquidity reported in accordance with U.S. GAAP.

JOE   RIPP   CEO & Chairman, Time Inc.   Transforming Time Inc.

TODAY   AGENDA   TIME INC. DIGITAL STRATEGY – Jen Wong   INNOVATIVE AD SOLUTIONS – Mark Ford & Lauren Newman   CELEBRITY & ENTERTAINMENT: ENGAGING CONSUMER PASSIONS   – Rich Battista, Jess Cagle & Will Lee   TIME INC. UK: DRIVING REVENUE CROSSOVER – Marcus Rich & Andrea Davies   VIDEO: GO BEYOND – Rich Battista & Ian Orefice   UNLOCKING THE TIME BRAND – Evelyn Webster, Nancy Gibbs & Meredith Long   VIANT: PEOPLE-BASED AD TECH – Tim & Chris Vanderhook   SPORTS ILLUSTRATED PLAY: NEW EXPERIENCES – Jeff Karp   TIME INC. LIVE MEDIA – Scott Cullather & Kristina McCoobery   FINANCIAL REVIEW – Jeff Bairstow   Q&A

S P E C I A L D O U B L E I S S U E   INSIDE WALMART’S RADICAL REINVENTION P . 1 3 4   T H E R E D E M P T I O N O F O R AC L E ’S M A R K H U R D P . 1 6 6   FACE BOO K ST R I K E S V I D E O G O L D P . 1 4 8   T H E R A I L ROAD W I T H B ET T E R PROF I T MAR G I N S T H A N G OO G L E P . 2 1 0   CA E SA R S : A N E P I C G AM B L E   G ON E W R ON G P . 1 8 6   H A S I N D R A N O O Y I F I X E D P E P S I ? P . 2 4 6   I S S U E   6 . 15 . 15   F O R T U N E . C O M   DISPLAY UNTIL   AUGUST 24, 2015   plus   N O M O R E T R I L L I O N - D O L L A R W E A K L I N G S :   B LACKROCK & VANGUARD F L EX THE I R MUSCLES P . 9 5   THE   20 BEST-   PERFORMING   STOCKS   P. F-25   PASSIONATE AUDIENCES   STRATEGY   PORTFOLIO & CONTENT   FOUNDATION FOR   Transformation   DEEP RELATIONSHIPS   WITH ADVERTISERS   S P E C I A L D O U B L E I S S U E   INSIDE WALMART’S RADICAL REINVENTION P . 1 3 4   T H E R E D E M P T I O N O F O R AC L E ’S M A R K H U R D P . 1 6 6   FACE BOO K ST R I K E S V I D E O G O L D P . 1 4 8   T H E R A I L ROAD W I T H B ET T E R PROF I T MAR G I N S T H A N G OO G L E P . 2 1 0   CA E SA R S : A N E P I C G AM B L E   G ON E W R ON G P . 1 8 6   H A S I N D R A N O O Y I F I X E D P E P S I ? P . 2 4 6   I S S U E   6 . 15 . 15   F O R T U N E . C O M   DISPLAY UNTIL   AUGUST 24, 2015   plus   N O M O R E T R I L L I O N - D O L L A R W E A K L I N G S :   B LACKROCK & VANGUARD F L EX THE I R MUSCLES P . 9 5   THE   20 BEST-   PERFORMING   STOCKS   P. F-25   SPECIALDOUBLEISSUE   INSIDE WALMART’S RADICAL REINVENTION   P. 134   THE REDEMPTION OF ORACLE’S MARK HURD   P. 166   FACEBOOK STRIKES VIDEO GOLD   P. 148   THE RAILROAD WITH BETTER PROFIT MARGINS THAN GOOGLE   P. 210   CAESARS: AN EPIC GAMBLE   GONE WRONG   P. 186   HAS INDRA NOOYI FIXED PEPSI?   P. 246   ISSUE   6.15.15   FORTUNE.COM   DISPLAYUNTIL   AUGUST 24,2015   plus   NO MORE TRILLION-DOLLAR WEAKLINGS:   BLACKROCK & VANGUARD FLEX THEIR MUSCLESP. 95   THE   20 BEST-   PERFORMING   STOCKS   P. F-25

Six Pillars   OF REVENUE CROSSOVER

Six Pillars   OF REVENUE CROSSOVER   2016   1   POWERFUL   STORIES   1   TEAM   2   DIGITAL    SCALE 3   TARGETING   & DATA   5   VIDEO   6   NEW   EXPERIENCES   4   BRANDED    CONTENT    & NATIVE

Let’s get   started

Accelerating Digital Growth   JEN   WONG   EVP & President of Digital, Time Inc.

LANDSCAPE   TRENDS IN THE   MARKETPLACE   DATA,   TARGETING,   AND AD TECH   VIDEO   eCOMMERCE   NATIVE   ADVERTISING

NATIVE   ADVERTISING   MARKET WILL GROW   2x   FROM 2015- 18 TO   $9B   source: Socintel360 as cited in company blog, 2014   LANDSCAPE

DATA,   TARGETING   AND AD TECH   TOP INVESTMENT   AREA FOR CMOS   LANDSCAPE

VIDEO   ADVERTISING   LANDSCAPE   $70B   IN TV AD MARKET UP FOR GRABS   30%   OF VIDEO AD REVENUE   IS NATIVE   source: emarketer, March 2016, 2016 IAB Video Ad Spend Study

eCOMMERCE   WILL BE   $650B   IN SALES IN 2018   AND STILL JUST   17%   OF COMMERCE   LANDSCAPE   source: US Department of Commerce, Kantar retail analysis

STRATEGY   GROWTH   ENGAGEMENT SCALE   MARKETING   EQUATION

TIME INC.   ORIGINAL   CONTENT   AT SCALE   OWNED &    OPERATED   150   MM+   Global Digital   Audience   THIRD-PARTY SITES   Our ad reach with   Data &   Targeting   PLATFORMS   200MM+    Social Fans/Followers   source: Digital Audience: comScore - rolling six month average; Social reach: based on US&UK brands; Facebook, Twitter, Google+, Instagram, Pinterest, YouTube & LinkedIn    sources: Digital Audience: comScore - rolling six month average through March 2016; Social reach based on US&UK brands; Facebook, Twitter, Google+,   Instagram, Pinterest, YouTube & LinkedIn; Video: Combination of owned and operated sites VPNs and YouTube as of May 2016

ENGAGEMENT   CONTENT

THE MARKETING   EQUATION   STRATEGY

   UPPER FUNNEL   Native   Content &   Messaging      LOWER FUNNEL:    DATA & TARGETING   Performance Distinctive creative driving influence and awareness   Authenticity in messaging   and delivery   Earned media and social   promotion highly valued   Judged on acquisition cost and ROI   Proprietary data used to target the right person   on the right platform   Scaled reach highly valued

1 Content Engine   1 Distribution Platform   1 Scaled Ad Buy   STRATEGY   SCALE

STRATEGY   GROWTH   ENGAGEMENT SCALE   MARKETING   EQUATION

Innovative   Ad Solutions   MARK   FORD   EVP, Chief Revenue Officer   Global Advertising, Time Inc.

BIGGER   DEALS   PERFORMANCE-   DRIVEN   EXPERIENTIAL   SCALE   NATIVE   What Advertisers Want

Global   Scale   2B   VIDEO VIEWS   150MM+   DIGITAL   UNIQUES   120MM+   PRINT   READERS   200MM+   SOCIAL FANS/   FOLLOWERS   sources: Digital Audience: comScore - rolling six month average through March 2016; Print Audience: MRI Fall 2015, Total Print ABC (2015 ABC Concurrent Release)NRS PADD Jan-Dec 2015; TGI July 2014 - June 2015;   Social reach based on US&UK brands; Facebook, Twitter, Google+, Instagram, Pinterest, YouTube & LinkedIn; Video: Combination of owned and operated sites VPNs and YouTube as of May 2016   TIME INC.

$9B   MARKETPLACE   BY 2018   Native   http://www.adweek.com/news/technology/infographic-native-advertising-grows-despite-budget-and-transparency-concerns-162963   TIME INC.

Experiential   2014 Convention Industry Council & Research from PWC   INDUSTRY   $280B   MARKETPLACE

Performance-   Driven   BRANDING   $24.6B   42%   Product Launch   Awareness   Reputation   58%   eCommerce   Lead Gen   Site Visitation   PERFORMANCE-   DRIVEN   $33.9B   eMarketer, “US Digital Ad Spending Share, by Industry and Objective, 2015 (billions and % of total digital ad spending)”, May 2015   INDUSTRY

Bigger   Deals   BIG   AGENCY   DEALS   PARTNERSHIPS   WITH TOP   MARKETERS

Integrated   Solutions   for Our   Clients   Integrated   Solutions   Bigger deals   EXPERIENTIAL Native   PerFOrMaNCe-   driveN sCale

LAUREN   NEWMAN   SVP, Corporate Sales   Time Inc.   Walgreens Case Study

WALGREENS   Case Study   OBJECTIVE:   Start a new conversation around   beauty that inspires women to   reconsider how they think of   Walgreens’ role in their holistic   beauty routine.

STARTING THE   CONVERSATION   EDITORIALLY   WITH EXPERTS   This is a movement to say we’re   more than just our dresses…   It’s hard being a woman in   Hollywood or any industry.   – Reese Witherspoon

/bē’änd • byü-ti-fəl/   THE   EDITORIAL   LAUNCHPAD   1. a state of being achieved through   health and happiness   2. the convergence of power and   fulfillment in a woman’s life   3. where inner strength and confidence   meet

BEAUTIFUL   PARTNERS

INTRODUCING   BEYOND   BEAUTIFUL   CULTURAL INSPIRATION LED TIME INC. TO   DEVELOP A NEW EDITORIAL FRANCHISE   E V A L O N G O R I A   7. 4   T W I T T E R   F O L L O W E R S   million   2.1   I N S T A G R A M   R E A C H   million   B R A N D S   4 0   A G E   A C T I V I S M   Causes include the Eva Longoria   Foundation (evalongoria   foundation.org) and Eva’s Heroes   (evasheroes.org)   Executive producer and star of NBC’s Telenovela; will appear opposite   Demian Bichir in the film Low Riders   U P C O M I N G P R O J E C T S   Her production company,   UnbeliEVAble   Entertainment; brand ambassador   for L’Oréal Paris   30 EW.COM FEBRUARY 12, 2016   feeling, we will have not done our jobs.   That’s the point: to not feel the pressure   to be extraordinary.   LONGORIA Every time I direct, I’m so well   prepared. But I’m like that in life. And   every DP I’ve ever worked with has said,   “You are so good.” And I say, “Yeah. Why   are you surprised?” When are they not   going to be surprised that a woman can   do this job?   BANKS I was lucky. I worked with my   husband and a great producing partner who   had recognized that I should direct and   had already been trying to groom me to do   it. So the two people that stood next   to me on set every day allowed me to be   the boss, without question.   Kerry, your latest project, the HBO movie   Confirmation, was your first producer   credit. Howwas that experience?   WASHINGTON I loved it. When I hear   you all talk about feeling like you were   being underused, I felt like I was being   overbearing in the work that I was doing   because I wanted to contribute so much.   And [people would react] like, “Stay in   your lane, actor.” So it felt like I finally got   to do what I always do, but to do it with   permission, with a title.   Eva, with DeviousMaids and Telenovela,   was there amoment where you thought,   “I’m really good at this”?   LONGORIA Oh, I’ve always said that.   [Laughs ] I was an extra for two years when   I first moved to Hollywood. And I was   like a sponge. “Why is the camera there?   What does ‘checking the gate’ mean?” I   quickly realized, too, that actors have no   power. I was like, “Who are those people   behind the monitor? That’s the director.”   And I thought, “Oh, I want his job.” And   then I became a director. And I thought,   “Wait, who are those people telling me   what to do? They’re producers. Oh, okay,   now I want that job.” [Laughs ] I’m just   climbing my way up the ladder.   BANKS Oh, please, it took me years. I work   in a company with my husband [so] it was   always “Who’s the blond actress and her   dips--t husband who are trying to do stuﬀ?”   No one said it to my face, but it was definitely   a feeling I had of “Oh, that’s nice, that’s cute.”   WITHERSPOON “Now get your ass back in   front of the camera.”   SHIRT: PO   LO BY RALPH LAUREN/SAKS FIFTH AVENUE BEVERLY HILLS; JEANS: M   OTHER; SHO   ES: CHRISTIAN LO   UBO   UTIN; EARRINGS: ANITA KO   32 EW.COM FEBRUARY 12, 2016   Reese, is there one film that stands out in   terms of what it’s taught you or what you   accomplishedwith it?   WITHERSPOON Well, Wild is more reflective   of who I really am than any other film I’ve   done. It was very raw and personal. I knew   that if I took it on a traditional studio route,   they’d be like, “[This character’s] not very   likable, and she does drugs. And we don’t   want to see Reese do drugs.” I hear that all   the time. [But Wild ] was so important to me.   It was really well received, and it did really   well, yet it wasn’t in Oscar consideration for   Best Picture. At the time I was like, “Oh, okay,   well, it’s one of the best-reviewed films of   the year, but it’s not one of the top 10?” Then   I looked: None of the [Best Picture nomi-   nees] starred a woman [in a prominent role].   And now there’s the #OscarsSoWhite   controversy. What do you all think of the   fact that the Academy is finally institut-   ing some changes?   WITHERSPOON None of it was fast. We’ve   been talking about these things for years   and nothing’s changed. I [do] think social   media changed.   BANKS It’s that whole embarrassment   thing I was talking about earlier.   WASHINGTON But it’s cyclical. The   Academy dictates what the industry does   because everybody in the industry wants   those awards. So it’s this codependent rela-   tionship. But there will be lots of changes in   the coming years because of these decisions.   WITHERSPOON Studios have entire   sub-companies to create and promote   Oscar films.   WASHINGTON They have had to cater to   that audience, and that audience does not   look like [us at] this table. Most of them   are over a certain age, male, and white. And   if the audience you have to cater to, and   address and seduce, is more representative   of who we all are, then we all win.   Let’s talk about social media. It feels like   such an empowering tool for all of you   to use. Reese, you’re like the new Oprah   when it comes to books.   WITHERSPOON It’s been really great, just   to see the impact that it’s made on the   actual writers. They’re selling hundreds of   thousands, if not millions, more books.   Because we’re not just optioning them, but   we’re making them pretty quickly. Wild   E L I Z A B E T H B A N K S   2.1   T W I T T E R   F O L L O W E R S   million   1   I N S T A G R A M   R E A C H   million   B R A N D S   4 1   A G E   A C T I V I S M   Participated in the Center   for Reproductive Rights’ Draw   the Line campaign   (reproductiverights.org)   Set to play one of the first female war photographers in Sloane   U’Ren’s WWII film Rita Hayworth With a Hand Grenade , in addition to produc-   ing Netflix’s film The Most Hated Woman in America , starring Melissa Leo   U P C O M I N G P R O J E C T S   Brownstone Productions, which   develops film and TV projects   SHIRT: AQ   UILANO RIM   O   NDI; JEANS: GO   LDSIGN; SHO   ES: CHRISTIAN LO   UBO   UTIN; EARRINGS: ARIEL GO   RDO   N; STUD EARRINGS AND RINGS: ANITA KO   34 EW.COM FEBRUARY 12, 2016   went from galleys to screen in 18 months.   Gone Girl , 14 months. And Big Little Lies   [adapted into a series that’s currently   filming]—I mean, [only] 15 months ago we   read the book in galleys.   You’re all interacting on social media   in very personal ways. Eva, you shared   your engagement.   LONGORIA Almost . Not quite. I didn’t   realize I was getting engaged. I was just   Snapchatting in the desert, and I was   like, “Seems like I should stop this right   now, something important is about   to happen.” [ Laughs ] I love social media.   WITHERSPOON It’s scary [to some,   but] you’ve just got to charge ahead with   blinders on. Do not scroll down.   LONGORIA I remember starting on   Twitter. I loved the immediate way I could   correct things. At the time, there were just   so many lies. It was stupid stuﬀ, like “Eva’s   pregnant, Eva’s pregnant, Eva’s pregnant.”   I’m like, “Guys, I ate a burger. I’m not   pregnant”…because my mom would call!   WITHERSPOON Oh, my mom. [ A ﬀ ecting   a Southern twang ] “Did you go on a date   with George Clooney?” No, Mom, I didn’t.   [Laughs ] But it’s great when you know   who you are in this world. It took me a   while to figure out who I am and what   I wanted to say. It’s empowering. And it   connects me to all these amazing women.   How do youmake decisions about which   endorsements you take on?   LONGORIA I’m definitely calculated. I’ve   been with L’Oréal 10 years. But I actually   grew up with L’Oréal. And the story   behind “Because You’re Worth It” [meant   something to me]. And I grew up with   Lay’s, too. My first kiss was with a guy with   Cheetos. And I used to crush potato chips   into my sandwich.   WASHINGTON It has to feel authentic. In   this latest round when Neutrogena came to   me, I said, “You know what, if we’re going to   do this, I have to have a voice in the com-   pany. I can’t just be a face. I can’t just kind of   get up there and sell product.” And we carved   out a creative-consultant relationship that   had never happened at the company before.   WASHINGTON [To Witherspoon ] What   you’re doing with [the Southern-focused   lifestyle shopping site] Draper James is   amazing because it’s so you.   K E R R Y W A S H I N G T O N   3.5   T W I T T E R   F O L L O W E R S   million   2.2   I N S T A G R A M   R E A C H   million   B R A N D S   39   A G E   A C T I V I S M   The Purple Purse foundation   (purplepurse.com);   President’s Committee on the Arts   and the Humanities   Playing Olivia Pope on ABC’s Sc andal ; starring as Anita Hill in HBO’s   Conf irmation (April 16), which she also executive-produced   U P C O M I N G P R O J E C T S   A line of Sc andal -inspired   clothing for the Limited; creative   consultant for Neutrogena   SHIRT: PO   LO   BY RALPH LAUREN/SAKS FIFTH AVENUE BEVERLY HILLS; JEANS: M   OTHER; SHO   ES: CASADEI; EARRINGS: JEN M   EYER; RING: SHYLEE RO   SE   36 EW.COM FEBRUARY 12, 2016   WITHERSPOON Oh, thanks. I started it   because I think I know my audience. It has   been so much fun to learn a new business   and new language at my age.   WASHINGTON When we did the Scandal   clothing line, that was something that   the Limited was going to do with ABC. And   Lyn Paolo, our costume designer, and I   were going to have no part of it. My face   was going to be on every clothing tag.   BANKS Heck, no!   WASHINGTON Because my face was   the poster for the show. And that image is   owned. And I was like, whoa. Lyn Paolo   and I have worked so hard on creating this   iconic fashion identity for this character.   You feel a responsibility to your fans and   to the people that are embracing this   content to say, “I want to make this as good   as you want it to be. I want to live up to   the aspiration that you’re holding on to.”   What about acting? Is it more difficult   because you have all these other things   swirling around?   BANKS I love acting. It’s the break from   everything.   WITHERSPOON Isn’t that sad that you   think, “Oh, I get to start a movie, it’s going   to be a break”?   BANKS No one can ask me to do anything   else. Twelve hours a day [I can say],   “Sorry, I’m unavailable.”   What role are you dying to play?   BANKS I would like to be James Bond.   WASHINGTON So badass.   WITHERSPOON That’s a good idea.   WASHINGTON Would she be Jamie Bond?   BANKS No, she’d be James Bond!   WASHINGTON The people whose careers   I really admire are people like Cicely   Tyson. She’s 91 and was just on Broadway.   I want to be able to do what I love to do   for as long as I want to do it.   BANKS You want longevity.   WITHERSPOON I was at [an event] and   Eva Marie Saint got up and said, “I’ve been   at the front of the bus, and I’ve been at   the back of the bus. All I want to tell you   ladies is: Just stay on the bus.”   WASHINGTON Amen! ◆   MORE ON EW.COM Watch the   full, uncut conversation at ew.com/   beyondbeautiful   R E E S E W I T H E R S P O O N   1.2   T W I T T E R   F O L L O W E R S   million   5.1   I N S T A G R A M   R E A C H   million   B R A N D S   39   A G E   A C T I V I S M   Girls Inc. (girlsinc.org), a charity   to help at-risk teenagers   in her hometown of Nashville   Producing and starring in HBO’s adaptation of Liane   Moriarty’s Big Little Lies; a starring role opposite Matt Damon in   the Alexander Payne film Downsizing   U P C O M I N G P R O J E C T S   Pacific Standard, her production   company; Draper James   (draperjames.com), a Southern-   focused retail site   SHIRT: DRAPER JAM   ES; JEANS: M   O   THER; SHO   ES: CHRISTIAN LO   UBO   UTIN; EARRINGS: TIFFANY & CO   .; RINGS: TIFFANY & CO   . AND ANITA KO   E V A L O N G O R I A   7. 4   T W I T T E R   F O L L O W E R S   million   2.1   I N S T A G R A M   R E A C H   million   B R A N D S   4 0   A G E   A C T I V I S M   Causes include the Eva Longoria   Foundation (evalongoria   foundation.org) and Eva’s Heroes   (evasheroes.org)   Executive producer and star of NBC’s Telenovela; will appear opposite   Demian Bichir in the film Low Riders   U P C O M I N G P R O J E C T S   Her production company,   UnbeliEVAble   Entertainment; brand ambassador   for L’Oréal Paris   30 EW.COM FEBRUARY 12, 2016   feeling, we will have not done our jobs.   That’s the point: to not feel the pressure   to be extraordinary.   LONGORIA Every time I direct, I’m so well   prepared. But I’m like that in life. And   every DP I’ve ever worked with has said,   “You are so good.” And I say, “Yeah. Why   are you surprised?” When are they not   going to be surprised that a woman can   do this job?   BANKS I was lucky. I worked with my   husband and a great producing partner who   had recognized that I should direct and   had already been trying to groom me to do   it. So the two people that stood next   to me on set every day allowed me to be   the boss, without question.   Kerry, your latest project, the HBO movie   Confirmation, was your first producer   credit. Howwas that experience?   WASHINGTON I loved it. When I hear   you all talk about feeling like you were   being underused, I felt like I was being   overbearing in the work that I was doing   because I wanted to contribute so much.   And [people would react] like, “Stay in   your lane, actor.” So it felt like I finally got   to do what I always do, but to do it with   permission, with a title.   Eva, with DeviousMaids and Telenovela,   was there amoment where you thought,   “I’m really good at this”?   LONGORIA Oh, I’ve always said that.   [Laughs ] I was an extra for two years when   I first moved to Hollywood. And I was   like a sponge. “Why is the camera there?   What does ‘checking the gate’ mean?” I   quickly realized, too, that actors have no   power. I was like, “Who are those people   behind the monitor? That’s the director.”   And I thought, “Oh, I want his job.” And   then I became a director. And I thought,   “Wait, who are those people telling me   what to do? They’re producers. Oh, okay,   now I want that job.” [Laughs ] I’m just   climbing my way up the ladder.   BANKS Oh, please, it took me years. I work   in a company with my husband [so] it was   always “Who’s the blond actress and her   dips--t husband who are trying to do stuﬀ?”   No one said it to my face, but it was definitely   a feeling I had of “Oh, that’s nice, that’s cute.”   WITHERSPOON “Now get your ass back in   front of the camera.”   SHIRT: PO   LO BY RALPH LAUREN/SAKS FIFTH AVENUE BEVERLY HILLS; JEANS: M   OTHER; SHO   ES: CHRISTIAN LO   UBO   UTIN; EARRINGS: ANITA KO   32 EW.COM FEBRUARY 12, 2016   Reese, is there one film that stands out in   terms of what it’s taught you or what you   accomplishedwith it?   WITHERSPOON Well, Wild is more reflective   of who I really am than any other film I’ve   done. It was very raw and personal. I knew   that if I took it on a traditional studio route,   they’d be like, “[This character’s] not very   likable, and she does drugs. And we don’t   want to see Reese do drugs.” I hear that all   the time. [But Wild ] was so important to me.   It was really well received, and it did really   well, yet it wasn’t in Oscar consideration for   B st Picture. At the time I was like, “Oh, okay,   well, it’s one of the best-reviewed films of   the year, but it’s not one of the top 10?” Then   I looked: None of the [Best Picture nomi-   nees] starred a woman [in a prominent role].   And now there’s the #OscarsSoWhite   controversy. What do you all think of the   fact that the Academy is finally institut-   ing some changes?   WITHERSPOON None of it was fast. We’ve   been talking about these things for years   and nothing’s changed. I [do] think social   media changed.   BANKS It’s that whole embarrassment   thing I was talking about earlier.   WASHINGTON But it’s cyclical. The   Academy dictates what the industry does   because everybody in the industry wants   those awards. So it’s this codependent rela-   tionship. But there will be lots of changes in   the coming years because of these decisions.   WITHERSPOON Studios have entire   sub-companies to create and promote   Oscar films.   WASHINGTON They have had to cater to   that audience, and that audience does not   look like [us at] this table. Most of them   are over a certain age, male, and white. And   if the audience you have to cater to, and   address and seduce, is more representative   of who we all are, then we all win.   Let’s talk about social media. It feels like   such an empowering tool for all of you   to use. Reese, you’re like the new Oprah   when it comes to books.   WITHERSPOON It’s been really great, just   to see the impact that it’s made on the   actual writers. They’re selling hundreds of   thousands, if not millions, more books.   Because we’re not just optioning them, but   we’re making them pretty quickly. Wild   E L I Z A B E T H B A N K S   2.1   T W I T T E R   F O L L O W E R S   million   1   I N S T A G R A M   R E A C H   million   B R A N D S   4 1   A G E   A C T I V I S M   Participated in the Center   for Reproductive Rights’ Draw   the Line campaign   (reproductiverights.org)   Set to play one of the first female war photographers in Sloane   U’Ren’s WWII film Rita Hayworth With a Hand Grenade , in addition to produc-   ing Netflix’s film The Most Hated Woman in America , starring Melissa Leo   U P C O M I N G P R O J E C T S   Brownstone Productions, which   develops film and TV projects   SHIRT: AQ   UILANO RIM   O   NDI; JEANS: GO   LDSIGN; SHO   ES: CHRISTIAN LO   UBO   UTIN; EARRINGS: ARIEL GO   RDO   N; STUD EARRINGS AND RINGS: ANITA KO   34 EW.COM FEBRUARY 12, 2016   went from galleys to screen in 18 months.   Gone Girl , 14 months. And Big Little Lies   [adapted into a series that’s currently   filming]—I mean, [only] 15 months ago we   read the book in galleys.   You’re all interacting on social media   in very personal ways. Eva, you shared   your engagement.   LONGORIA Almost . Not quite. I didn’t   realize I was getting engaged. I was just   Snapchatting in the desert, and I was   like, “Seems like I should stop this right   now, something important is about   to happen.” [ Laughs ] I love social media.   WITHERSPOON It’s scary [to some,   but] you’ve just got to charge ahead with   blinders o . Do not scroll down.   LONGORIA I remember starting on   Twitter. I loved the immediate way I could   correct things. At the time, there were just   so many lies. It was stupid stuﬀ, like “Eva’s   pregnant, Eva’s pregnant, Eva’s pregnant.”   I’m like, “Guys, I ate a burger. I’m not   pregnant”…because my mom would call!   WITHERSPOON Oh, my mom. [ A ﬀ ecting   a Southern twang ] “Did you go on a date   with George Clooney?” No, Mom, I didn’t.   [Laughs ] But it’s great when you know   who you are in this world. It took me a   while to figure out who I am and what   I wanted to say. It’s empowering. And it   connects me to all these amazing women.   How do youmake decisions about which   endorsements you take on?   LONGORIA I’m definitely calculated. I’ve   been with L’Oréal 10 years. But I actually   grew up with L’Oréal. And the story   behind “Because You’re Worth It” [meant   something to me]. And I grew up with   Lay’s, too. My first kiss was with a guy with   Cheetos. And I used to crush potato chips   into my sandwich.   WASHINGTON It has to feel authentic. In   this latest round when Neutrogena came to   me, I said, “You know what, if we’re going to   do this, I have to have a voice in the com-   pany. I can’t just be a face. I can’t just kind of   get up there and sell product.” And we carved   out a creative-consultant relationship that   had never happened at the company before.   WASHINGTON [To Witherspoon ] What   you’re doing with [the Southern-focused   lifestyle shopping site] Draper James is   amazing because it’s so you.   K E R R Y W A S H I N G T O N   3.5   T W I T T E R   F O L L O W E R S   million   2.2   I N S T A G R A M   R E A C H   million   B R A N D S   39   A G E   A C T I V I S M   The Purple Purse foundation   (purplepurse.com);   President’s Committee on the Arts   and the Humanities   Playing Olivia Pope on ABC’s Sc andal ; starring as Anita Hill in HBO’s   Conf irmation (April 16), which she also executive-produced   U P C O M I N G P R O J E C T S   A line of Sc andal -inspired   clothing for the Limited; creative   consultant for Neutrogena   SHIRT: PO   LO   BY RALPH LAUREN/SAKS FIFTH AVENUE BEVERLY HILLS; JEANS: M   OTHER; SHO   ES: CASADEI; EARRINGS: JEN M   EYER; RING: SHYLEE RO   SE   36 EW.COM FEBRUARY 12, 2016   WITHERSPOON Oh, thanks. I started it   because I think I know my audience. It has   been so much fun to learn a new business   and new language at my age.   WASHINGTON When we did the Scandal   clothing line, that was something that   the Limited was going to do with ABC. And   Lyn Paolo, our costume designer, and I   were going to have no part of it. My face   was going to be on every clothing tag.   BANKS Heck, no!   WASHINGTON Because my face was   the poster for the show. And that image is   owned. And I was like, whoa. Lyn Paolo   and I have worked so hard on creating this   iconic fashion identity for this character.   You feel a responsibility to your fans and   to the people that are embracing this   content to say, “I want to make this as good   as you want it to be. I want to live up to   the aspiration that you’re holding on to.”   What about acting? Is it more difficult   because you have all these other things   swirling around?   BANKS I love acting. It’s the break from   everything.   WITHERSPOON Isn’t that sad that you   think, “Oh, I get to start a movie, it’s going   to be a break”?   BANKS No one can ask me to do anything   else. Twelve hours a day [I can say],   “Sorry, I’m unavailable.”   What role are you dying to play?   BANKS I would like to be James Bond.   WASHINGTON So badass.   WITHERSPOON That’s a good idea.   WASHINGTON Would she be Jamie Bond?   BANKS No, she’d be James Bond!   WASHINGTON The people whose careers   I really admire are people like Cicely   Tyson. She’s 91 and was just on Broadway.   I want to be able to do what I love to do   for as long as I want to do it.   BANKS You want longevity.   WITHERSPOON I was at [an event] and   Eva Marie Saint got up and said, “I’ve been   at the front of the bus, and I’ve been at   the back of the bus. All I want to tell you   ladies is: Just stay on the bus.”   WASHINGTON Amen! ◆   MORE ON EW.COM Watch the   full, uncut conversation at ew.com/   beyondbeautiful   R E E S E W I T H E R S P O O N   1.2   T W I T T E R   F O L L O W E R S   million   5.1   I N S T A G R A M   R E A C H   million   B R A N D S   39   A G E   A C T I V I S M   Girls Inc. (girlsinc.org), a charity   to help at-risk teenagers   in her hometown of Nashville   Producing and starring in HBO’s adaptation of Liane   Moriarty’s Big Little Lies; a starring role opposite Matt Damon in   the Alexander Payne film Downsizing   U P C O M I N G P R O J E C T S   Pacific Standard, her production   company; Draper James   (draperjames.com), a Southern-   focused retail site   SHIRT: DRAPER JAM   ES; JEANS: M   O   THER; SHO   ES: CHRISTIAN LO   UBO   UTIN; EARRINGS: TIFFANY & CO   .; RINGS: TIFFANY & CO   . AND ANITA KO

BEYOND   BEAUTIFUL   EDIT BUZZ   #BeyondBeautiful   FACEBOOK   POSTS   INSTAGRAM   POSTS   TWITTER   POSTS   TV   COVERAGE

BRINGING   EDIT AND   CUSTOM   CONTENT   TOGETHER   TIME INC.’s   Beyond Beautiful   A New Editorial Franchise   Sponsored by Walgreens   WALGREENS’   Feeling Beautiful   A Companion Custom   Content Program

CUSTOM   CONTENT   PLATFORM:   FEELING   BEAUTIFUL

BEYOND   BEAUTIFUL   Edit   26 EW.COM MONTH XX, 2016   Eva Longoria, Elizabeth   Banks, Kerry Washington,   and Reese Witherspoon   photographed on Jan. 23,   2016, in Los Angeles   FEBRUARY 12, 2016   EVERYTH I NG   Ask Her   Actresses are supposed to be beautiful. And relatable.   And flawless. Not outspoken content creators   with opinions, desires, and agendas. But Eva Longoria,   Elizabeth Banks, Kerry Washington, and   Reese Witherspoon are all of those things. So we gathered   them together for an unfiltered discussion   about changing the conversation regarding what women   can and can’t do. They spill it all: from the rumors   that prompt calls from Mom to the ways the Sony hack has   revolutionized Hollywood. Looks like that’s   what happens when you don’t just #AskHerMore, you...   B Y N I C O L E S P E R L I N G @ N I C S P E R L I N G P H O T O G R A P H S B Y J A M E S W H I T E   Source: MRI Ad Measure

FEELING   BEAUTIFUL   CUSTOM   CONTENT   EXPERIENCES:   Print   87%   read this   content   Source: MRI Ad Measure

BEYOND   BEAUTIFUL   Edit   Source: MRI Ad Measure

FEELING   BEAUTIFUL   CUSTOM   CONTENT   EXPERIENCES:   Print 65%   of readers   took action   Source: MRI Ad Measure

BEYOND   BEAUTIFUL   Edit ESSENCE: Who contributes to thebeautiful parts of your life?KEKE PALMER: Definitely my mom.My best friends Cashawn, Christoland Caryn; they’re three sisters.They have been with me for a longtime. I think my little brother andsister, Lawrence and Lawrencia, arethe coolest kids. And my older sister   and my nieces and my nephews. I   adore them so much.   ESSENCE: What’s the best beauty   advice you’ve ever received?   PALMER: To clean my brushes. You’ll   be like, “Why is my face breaking out?”   Then you realize you haven’t washed   your brushes in two months.   ESSENCE: What is the smartest   beauty move you’ve made?   PALMER: Cutting my hair freed me.   Not only as a woman but also as a   Black woman. I had wanted to cut it   since I was 17, but people kept telling   me I needed my hair. They made me   so nervous about it. When I cut it, I   was like, I don’t care. I feel too good.   You make the hair, the hair doesn’t   make you. I just felt so empowered   from that day forward.   ESSENCE: Have you had a Black Girl   Magic moment?   PALMER: When I played Cinderella   on Broadway. That was definitely   a Black Girl Magic moment for me.   Also, when I did Grease: Live. My role   in the show was important to me.   This was something that all Black   girls could see and say, “Guess   what? We can do that too.” w   Shining   Stars   Keke Palmer   YEAH, THEY’RE YOUNG, FUN AND TALENTED BUT THEY STILL   KNOW WHAT MATTERS MOST IN LIFE: FAMILY, FRIENDS AND, OF   COURSE, THEIR FANS BY PAMELA EDWARDS CHRISTIANI AND CORI MURRAY   Bobbi Brown   Basic Brush   Collection,   $195, bobbi   brown.com.   In 2014,   Keke Palmer   became the   first African-   American   to play   Cinderella   on Broadway.   BEAUTY : STRAIGHT TALK   Keke Palmer at the   2016 People’s Choice   Awards in Los Angeles   42 ESSENCE .COM APRIL 2016   FR   O   M   LEFT: W   A   LTER   M   CB   R   ID   E   /W   IR   EIM   A   G   E; C   O   U   R   TESY   O   F B   R   A   N   D   ; A   LLEN   B   ER   E   ZO   V   SK   Y/G   E   TT   Y   IM   A   G   ES.

FEELING   BEAUTIFUL   CUSTOM   CONTENT   EXPERIENCES:   Print

FEELING   BEAUTIFUL   CUSTOM   CONTENT   EXPERIENCES:   Print

BEYOND   BEAUTIFUL   Edit   4.5MM   Impressions   BEYOND BEAUTIFUL   EDITORIAL VIDEO &   ARTICLE PAGES   source: Total Impressions for Custom Hub: DFA - OMD's 3rd Party ad server, campaign flight 2/5/16-4/30/16; Native Articles: Simple Reach, campaign flight 2/5/16-4/30/16;   Lightbox Expansion Rate: Sizmek, campaign flight 3/9/16-YTD; Benchmarks: Averages pulled from Time Inc Lightbox units and Native ad campaigns over the course of 1 year

FEELING   BEAUTIFUL   CUSTOM   CONTENT   EXPERIENCES:   Digital   60.5   Seconds   Spent/Double TI Benchmarks   NATIVE   PAGES   1.41%   Expansion Rates/Triple TI   Benchmarks   LIGHTBOX   UNIT   source: Total Impressions for Custom Hub: DFA - OMD's 3rd Party ad server, campaign flight 2/5/16-4/30/16; Native Articles: Simple Reach, campaign flight 2/5/16-4/30/16;   Lightbox Expansion Rate: Sizmek, campaign flight 3/9/16-YTD; Benchmarks: Averages pulled from Time Inc Lightbox units and Native ad campaigns over the course of 1 year

STYLEHAUL   StyleHaul, “the largest global style   community of content creators,” and Time   Inc. have partnered on an unprecedented   offering to bring together influencers and   tastemakers driving social conversation with   the largest publisher of premium beauty and   celebrity editorial.

OSCARS: TIME INC. & STYLEHAUL –   3Core Creators   Kimberly Weldon Teni Panosian Nikki Phillippi

OSCARS: TIME INC. & STYLEHAUL –   Social &   Scale

FEELING BEAUTIFUL   Amplifications   17   Creators   25   Videos   ViewsViews Social   Impressions   Social   Engagements   100   Social   Content Posts   300   Social   @ Scale Posts   2.9MM 400K 4.6MM   Identified to match Walgreens’   sensibility and push out content   Videos available to repurpose on   Walgreens-owned channels   Expanding theme from   video to social   Reinserted Walgreens into the   Social conversation   source: social data: Tubular, May 2016; views data: YouTube CMS, May 2016

A BEAUTIFUL   New Conversation   Launched the stage to spark   a fresh conversation through   editorial and custom content   Inspiration   Shaped and encouraged an   ongoing 1:1 conversation on   Walgreens Beauty across social   Conversation   Turned conversation into   action by providing all of her   holistic beauty needs   Action

CHANGING   PERCEPTION:   EW INITIAL RESULTS   WALGREENS:   A New Beauty   Destination   29%   increase in sentiment in   agreeing that Walgreens is a   destination that they will go to   for all their beauty needs   67%   agreed that the content   informed them of beauty   products that can improve   their overall health   & happiness   71%   agreed that the content   improved their view of   Walgreens as a beauty   destination   64%   agreed that the   content inspired them to   try something that makes   them feel beautiful   Source: MRI Ad Measure Custom Questions; Based on Noters of the Walgreens Ad and Advertorial

RICH   BATTISTA   JESS   CAGLE   EVP; President,   Entertainment & Sports   Group and Video, Time Inc.   Editorial Director,   People &   Entertainment Weekly   Celebrity & Entertainment:   Engaging Consumer Passions   WILL   LEE   Digital Editorial Director,   People &   Entertainment Weekly

Powerful Brands. Massive Footprint.   100MM+ Consumers   MPA Magazine Media 360° Brand Audience Report, March 2016

39mm 51mm 35mm 43mm 20mm   PRINT   AUDIENCE   DIGITAL SOCIAL MOBILE VIDEO     MONTHLY UNIQUE   VISITORS +45% YOY   SOCIAL FANS   +91% YOY   UNIQUE VISITORS   +69% YOY   MONTHLY VIEWS   +185% YOY   80MM   Total Brand   Footprint   MASSIVE BRAND FOOTPRINT   2016 comScore Multi-platform/GfK MRI Media + Fusion (01-16/F15); MRI Fall 2015; ComScore Jan 2016; Omniture Jan 2016

Entertaining. Empowering. Inspiring.

THE AUTHORITY IN ENTERTAINMENT   8mm 21mm 12mm 16mm 4mm   PRINT DIGITAL PLATFORMS SOCIAL MOBILE VIDEO   MONTHLY UNIQUE   VISITORS +38% YOY   SOCIAL FOLLOWERS   +38% YOY   UNIQUE VISITORS   +63% YOY   MONTHLY VIEWS   +89% YOY   28MM   Total Brand   Footprint   AUDIENCE   2016 comScore Multi-platform/GfK MRI Media + Fusion (01-16/F15); MRI Fall 2015; ComScore Jan 2016; Omniture Jan 2016

We Own Pop Culture

7.6MM   Total Brand   Footprint   THE POWER OF AN ICONIC BRAND   MRI DOUBLEBASE 2015; COMSCORE MULTI-PLATFORM FEB 2016; SOCIAL MEDIA FOLLOWERS AS OF 04.21.16   6.6mm 1.3mm 6.5mm 4.5b   PRINT DIGITAL PLATFORMS SOCIAL EXPERIENTIAL   UNIQUE VISITORS SOCIAL FOLLOWERS IMPRESSIONS GARNERED IN 2015AUDIENCE

GROWING NEW AUDIENCES & PLATFORMS   TOTAL DIGITAL POPULATION   195%   1.5m   17.3m   CAGR   ComScore, multiplatform April ’16   Jan   2014   Apr   2016

Our Brands Across the   Multimedia Landscape   digital growth innovation new extensions   & revenue streams   Expanding

Digital   Growth

DYNAMIC BRANDS. DRAMATIC GROWTH.   #1   IN ENTERTAINMENT   NEWS CATEGORY   comScore March 2016.

#1   DYNAMIC BRANDS. DRAMATIC GROWTH.   #1   IN ENTERTAINMENT   NEWS CATEGORY   Entertainment news destination   with mobile users   comScore March 2016.

#1   #1   DYNAMIC BRANDS. DRAMATIC GROWTH.   #1   IN ENTERTAINMENT   NEWS CATEGORY   Entertainment news destination   with mobile users   In engagement (total minutes)   among entertainment news   comScore March 2016.

#1   #1   #1   DYNAMIC BRANDS. DRAMATIC GROWTH.   #1   IN ENTERTAINMENT   NEWS CATEGORY   Entertainment news destination   with mobile users   In entertainment news   among females   In engagement (total minutes)   among entertainment news   comScore March 2016.

#1   #1   #1   #1   DYNAMIC BRANDS. DRAMATIC GROWTH.   #1   IN ENTERTAINMENT   NEWS CATEGORY   Entertainment news destination   with mobile users   In entertainment news   among females   In engagement (total minutes)   among entertainment news   In entertainment news among   female millennials   comScore March 2016.

PEOPLE   TMZ.COM   MSN Entertainment   EONLINE.com   Yahoo! Celebrity   The Growth Story   10,000   Apr-13 Jan-14 Jan-16   20,000   30,000   40,000   50,000   PEOPLE DIGITAL

PEOPLE   TMZ.COM   MSN Entertainment   EONLINE.com   Yahoo! Celebrity   The Growth Story   10,000   Apr-13 Jan-16   20,000   30,000   40,000   50,000   PEOPLE DIGITALJan-14

PEOPLE   TMZ.COM   MSN Entertainment   EONLINE.com   Yahoo! Celebrity   The Growth Story   10,000   Apr-13 Jan-16   20,000   30,000   40,000   50,000   PEOPLE DIGITALJan-14   ComScore, multiplatform

GROWING NEW AUDIENCES AND PLATFORMS   Facebook   LiveSnapchat

GROWING NEW AUDIENCES AND PLATFORMS   Video   PEOPLE/EW: VIDEO   PEOPLE.com streams up 100% YOY   EW.com streams up 164% YOY   PEOPLE NOW   100MM+ streams since launch   RED CARPET LIVE   Oscars 2016   source: Omniture as of March 2016. People Now launched in Sept 2014

Innovation

OTT VIEWERSHIP POISED FOR RAPID GROWTH    200MM connected TVs in 2020   OTT ADVERTISING GROWTH WILL FOLLOW   $40B ad spending in 2020   Over   the Top   source: eMarketer Nov 16, 2015; The Diffusion Group Apr 9, 2015

  PEOPLE/EW will seize the opportunity by launching a free, ad-supported   service tailored to OTT’s lean-back, long-form experience    “Land grab” happening and we are planting our flag     Original and library programming from iconic pop culture brands   Substantial built-in assets creates efficient cost structure   OTT

LAUNCHING A NEW BRAND FOR A   NEW GENERATION OF CELEBRITY   Smosh PewDiePie Lele Pons   FAns And FolloweRs FAns And FolloweRs FAns And FolloweRs   32MM+ 50MM+ 17MM+

All Mobile.   All Video.   Native Ads.

New Extensions   & REVENUE STREAMS

$3.4B      Market Size for Celebrity   Licensed Products in   Global Retail Sales    eCommerce   Experiential   A Five-City Beauty Tour Bringing   the Pros to the People   The Ultimate Pop Culture Festival   LIMA Global Licensing Industry Survey 2015 report

estAblishinG new FoRmAts And FRAnChises   LONG-FORM   Programming   (Working Title)

A NEXT-GENERATION MEDIA COMPANY   WITH DYNAMIC BRANDS   BUILDING GROWTH THROUGH   NEW PRODUCTS AND REVENUE STREAMS

MARCUS   RICH   ANDREA   DAVIES   CEO, Time Inc. UK Group Managing   Director, Time Inc. UK   Time Inc. UK: Driving   Revenue Crossover

#1 BY KEY MEASURES   #1 print retail value   #1 print advertising   #1 multi-platform online and print   reach, 36MM unique users   Growing digital footprint   Advertising revenue cross over   Total Print ABC (2015 ABC Concurrent Release); Neilson AdDynamix March 2015; NRS PADD Jan-Dec 2015; Global Google Analytics   UK MARKET POSITION

Today:   topline   growth,   profit &   margin   improvement   TIME INC. UK 2015 revenue crossover + 1% YOY   17%* YOY profit   improvement   Cost efficiencies   Organic growth   Acquisitions     Revenue   Crossover 12 of   20 Sectors   20152014 2016   *adjusted and normalised for the sale and leaseback of Blue Fin Building and excludes one-off transformation costs.

A profitable   growing   content   company   satisfying   passions,   anytime &   anywhere   TIME INC. UK   Time Inc. UK Passion Research January 2015   Super serve our passion audiences—   extend into new revenue streams   360-degree customer view: marry data   and insight across touchpoints   Satisfy client needs: branded content and native   80%   of our consumers say   their passion defines   them

STARTED   THE   JOURNEY Drive   for   Growth   Search   for   Efficiency

Deep   understanding   of the   ecosystem   of customer   journeys and   interactions   THE PROCESS   INSPIRED &   INFORMED   £   COMMUNITY &   MEMBERSHIP   £   LEARNING   & SELF-   IMPROVEMENT   ££   PARTICIPATION   ££   BUYING &   SELLING   £££   Consumables Specialist Services   Specialist   Equipment   Secondhand   products   Events   Social   forums   Clubs &   memberships Master-classes   Lessons   Experiences   “Traditional”   print & digital   media   Video   MCNS

ARPU   Total Audience   Specialist   eCommerce   Learning   Memberships   Newsstand Copy   Sales Subscriptions   Events &   Experiences   Print & Digital   Advertising   Use data and consumer   insight to help us fill   in and migrate up the   demand curve

Cycling   Repositioned a challenged print brand to deliver   a scaled digital audience   Acquired the UK’s leading cycling event business,   UKCE (Feb 2015)   £3B annual spend in UK, fast growing   participation sport   PRINT DIGITAL/   ECOMMERCE   EVENTS   2013 20152014 2016   Source: LSE 2011

Craft   Robust print sector supporting new product launches   First attempt at eCommerce stalled   Acquired the UK’s leading craft event business, ICHF (Sept 15)   Re-launched eCommerce based on key learnings   £3B annual spend in UK, growing passion audience   PRINT DIGITAL/   ECOMMERCE   EVENTS   2013 20152014 2016   Source: Crafts Council

Equestrian   Accelerating cross platform scale and engagement   Paper-based events entry in UK ripe for disruption   Launched Equo, a new digital entry system for events   £4.3B annual spend in UK, strong   participation and engagement   2013 20152014 2016   PRINT DIGITAL EVENTS   Source: British Equestrian Trade Association (BETA) Survey 2015

NME   Music never more important but paid-for print format outdated   Reinvented NME distribution—free print content (Sept 2015)   Scale brand footprint across multiple channels to 14MM by 2018   15.9MM millennials in UK: digital first,   mobile mostly, video made & live on social   PRINT DIGITAL EVENTS   2013 20152014 2016   Source: Office for National Statistics (ONS); LEK Consulting; Millennial Rules 2016

OUR FUTURE   Super serve   our consumers   and clients   across more   of our   passion   verticals   INSPIRED &   INFORMED   £   COMMUNITY &   MEMBERSHIP   £   LEARNING   & SELF-   IMPROVEMENT   ££   PARTICIPATION   ££   BUYING &   SELLING   £££   Consumables Specialist Services   Specialist   Equipment   Secondhand   products   Events   Social   forums   Clubs &   memberships Master-classes   Lessons   Experiences   “Traditional”   print & digital   media   Video   MCNS   Icon sources: Created by anbileru adaleru, Created by   Søren Michelsen, Created by Gabriele Malaspina

2014 2018   OUR BELIEF   Evolve Time Inc. UK from timeless   magazine publisher to contemporary   cross-media network   *adjusted and normalised for the sale and leaseback of Blue Fin Building and excludes one-off transformation costs.

IAN   OREFICE   Sr. Executive Producer,   Current & Original   Programming   RICH   BATTISTA   Video: Going Beyond   EVP, President,   Entertainment & Sports   Group and Video, Time Inc.

The Time Inc. Difference   Unparalleled Access   Powerful Brands   Storytelling DNA   KEY PILLARS

Global Digital Audience   EXTRAORDINARY REACH   & MARKETING MUSCLE   Social Audience   200MM+   150MM+   source: Digital: comScore - rolling six month average through March 2016; Social reach based on US&UK   brands; Facebook, Twitter, Google+, Instagram, Pinterest, YouTube & LinkedIn   THE TIME INC DIFFERENCE

48B   source: Video Mobile Traffic: Cisco Visual Networking Index released 2.1.16; Video Views: comScore Video Metrix Video Consumption: eMarketer 2.3.16   A NEW ERA   IN VIDEO   In 2016 monthly video views   average 48BN (through March)   In 2015 video accounted   for 55% of all mobile traffic   By 2020 it is estimated that   232 million people will be   consuming digital video,   nearly 80% of them watching   digital TV programming

$28B   INCREASING   AD SPEND   By 2020 digital   video ad spending   is expected to   increase to $28B   A NEW ERA IN VIDEO   eMarketer published 1.11.16

OVER-THE-TOP    By 2020 advertiser   spending on OTT   is projected to   reach $40B   $40B   A NEW ERA IN VIDEO   source: The Diffusion Group published 4.9.2015

Our Approach   Content Everywhere   Premium Experiences   Monetization Everywhere

STATE-OF-THE-ART   PRODUCTION   FACILITIES   On pace to produce   over 40,000 videos   this calendar year   40,000   Based on internal estimates

200%   VIDEO GROWTH   200% YOY growth   in views in Q1,   equaling BILLIONS   of video streams   across digital and   social in 2016   MOMENTUM   Based on internal reporting

Grey outline; white fill   White outline; 50% white fill   Based on internal reporting   MOMENTUM   BRAND GROWTH   20 brands have experienced at least double-digit YOY growth in total video starts   10 of these have triple-digit growth, and 5 have quadruple-digit growth

Based on internal reporting   MOMENTUM   Q1 YOY GROWTH IN VIEWS   500%

3 Types of Programming Formats   Daily, Social & Live   Short-Form Series   Long-Form Programming   CONTENT EVERYWHERE

CONTENT   EVERYWHERE   Cover   Reveal   Special   (TNT)   Live Stream   Red Carpet   Special   VR   Digital   Video   Instagram DVD   Mobile   App   Snapchat   Twitter

+50%   Source: Nielsen ratings data.   YEAR IN SPACE   Rated 50% higher   than PBS’s average   prime-time telecast   in family households   MOMENTUM

MOMENTUM   LONG-FORM PROGRAMMING EXPANSION

MOMENTUM   150 PREMIUM PROJECTS IN DEVELOPMENT

“Time Inc. to Launch   People/Entertainment   Weekly Streaming   Network”   “Time Inc. Partners With   Kobe Bryant, Morgan   Spurlock and Jenna Bush   Hager on Video Projects”   “Today is a good   day for Time Inc.”   “Kobe Bryant Kicks Off   Post-NBA Life With   Time Inc. Partnership”   “Kobe Bryant Inks   Sports Illustrated Deal   for ‘Dear Basketball’   Animated Film”   “Time Inc. unveils   streaming network,   Kobe Bryant short film”   “Time’s ‘Life VR’ will   ‘showcase the world   through virtual   reality’”   “At its star-studded NewFront   presentations, Time Inc. revealed it is   launching a new video network — People/   Entertainment Weekly Network (PEWN) —   with a short animated show with retiring   NBA star Kobe Bryant and a virtual reality   app built around its Life brand.”   NEWFRONT

Unlocking the TIME Brand   MEREDITH   LONG   Group Publisher,   Time, Fortune & Money   NANCY   GIBBS   Editor, Time   EVELYN   WEBSTER   EVP, Time Inc.

Unlocking the TIME Brand   MEREDITH   LONG   Group Publisher,   Time, Fortune & Money   NANCY   GIBBS   Editor, Time   EVELYN   WEBSTER   EVP, Time Inc.

100 million   AUDIENCE   That’s our reach across every platform:   domestic and international editions,   Time.com, social, video and Time for Kids.   TIME Worldwide Audience includes TIME magazine (worldwide), TIME digital (worldwide), TIME Social, EMS 2014; In EMEA, Asia and South Pacific; TIME Business runs 12x per year 2014 Sources: ABC Statements: U.S. - 2H 2015, EMEA: Jan-   Dec 2014, Asia and SOPAC: Jan-Dec 2014. 2015 Fall GfK MRI; *2015 Spring GfK MRI; comScore Multi Platform February 2016, Omniture February 2016; @Plan Q4 2015. **Reflects comScore December 2015 data; Social as of 3/28/2016

42 million   DIGITAL   unique visitors to Time.com   in the United States   comScore March 2016

DIGITAL   15 million   unique visitors to Time.com   internationally   Omniture March 2016

122 million   VIDEO   video streams in 2015, a 58% increase   over the previous year   Brightcove January 2015-Dec. 2015 and January 2014- December 2014

30MM   SOCIAL   social media   followers,   one of the   largest in the   news industry   FACEBOOK   Vox   TWITTER   Buzzfeed   INSTAGRAM   NYT   Facebook, Twitter, Instagram

AD REVENUE   4%   up up up   36% 146%   Domestic print revenue; Global digital revneue; global digital revenue

SHOP

3MM   MOTTO   visitors in the   first month   Omniture February/March 2016

TRUMP EAGLE   1 MINUTE

YEAR IN SPACE   PLAYS W/ NO SOUND IN BACKGROUND

SHOP

1960s   TIME   NEWSROOM

2016   TIME   NEWSROOM

TIME 100   2 MINUTES

Viant: People-Based Ad Tech   TIM   VANDERHOOK   CEO, Viant   CHRIS   VANDERHOOK   COO, Viant

BUSINESS OVERVIEW   enables marketers’ ad campaigns to reach the specific   consumers they want through advanced data, targeting   and measurement capabilities available in the Viant   Advertising CloudTM

BUSINESS OVERVIEW   directly links ad exposure to consumer action and purchases—   both ecommerce and in-store purchases—to allow marketers   to determine the true return on investment they are   receiving from their advertising dollars.

Advertising Is   Split into Two   Large Buckets   LANDSCAPE   Branding Performance

U.S. Digital Advertising Is Split into 2 Large Buckets   58%   $33.9B   42%   $24.6B   LANDSCAPE   BRANDING PERFORMANCE   Source, eMarketer 2015.

OPPORTUNITY   MARKETPLACE   Leaders   “Will   Fast-Follower   Google Dominate   People-Based   Advertising?”   “Facebook’s   New People-   Based Ad   Technology Is   ‘Marketing Nirvana’”   “People-Based   Marketing’s Your   Only Option in This   Programmatic Age.   Here’s Why.”

Leading   REGISTRATION PLATFORMS   OPPORTUNITY

Leading   REGISTRATION PLATFORMS   OPPORTUNITY

Consumer   Relationships:   POINT OF DIFFERENTIATION   POSITIONING

The Power   of Direct Consumer Relationships

SHIFTING   FROM   COOKIES   OPPORTUNITY   Anonymous   Age:   Gender:         Geography:      Email:      Devices:      Online   Behavior:     25-54      Likely   Female      DMA     Unknown      Unknown      In-Market Auto   In-Market   Travel   In-Market Retail   Advertiser Site

Shifting from   Cookies   TO A   PEOPLE-   BASED   SOLUTION   OPPORTUNITY   Anonymous   Age:   Gender:         Geography:      Email:      Devices:      Online   Behavior:     25-54      Likely   Female      DMA     Unknown      Unknown      In-Market Auto   In-Market   Travel   In-Market Retail   Advertiser Site   Kate Anderson   Age:   Gender:      Geography:         Email:         Devices:         Online   Behavior:     32      Female      Chicago, IL   60614     kate@   email.com      iPhone 5, iPad,   MacBook Pro      In-Market Auto   In-Market   Travel In-   Market Retail

PEOPLE-BASED   PLAN EXECUTE MEASURE   Our Mission Enabling marketers to plan, execute and measure their advertising investments

PEOPLE-BASED   Our Mission Enabling marketers to plan, execute and measure their advertising investments   PLAN EXECUTE MEASURE

IDENTITY MANAGEMENT PLATFORMVISION   1 Internal Viant statistics   113MM   US Households   matched with   Experian   550MM   US Devices tied to   registered users1   250MM   US Registered   users across   90+ titles1

Data Targeting   FOR EVERY MARKETER   HAS FIRST-PARTY DATA   ONBOARDING   45-65% match rates   Deterministic audience insights   Robust segmentation

HAS FIRST-PARTY DATA NEEDS FIRST-PARTY DATA   ONBOARDING   45-65% match rates   Deterministic audience insights   Robust segmentation   TODAY ANNOUNCING   Audience   Builder   Data Targeting   FOR EVERY MARKETER

Data   Integrations   Allow for   Accurate   Purchase   Based   Targeting   SOLUTION   Retail Transaction Data   Leading US credit/debit   card processor   Voter Registration Data   191MM registered voters   Vehicle Ownership Data   74MM households   TV Viewership Data   37MM set-top boxes   CPG Shopper Data   90MM households

Media   EXECUTION PLATFORM   PEOPLE-BASED PLATFORM   TIME INC. INVENTORY 3RD-PARTY PUBLISHERS

Massive Scale   Programmatic Buying Platform   4B Ad Requests per Day   Cross-Device Delivery   Google 243.6   Facebook 207.8   Yahoo! 206.9   Microsoft Sites 200.0   Viant + Time Inc. 199.3   US MONTHLY UNIQUE REACH   comScore March 2016

Cross Device   Reporting   Cross Channel   Reporting   Online & In-Store   Measurement   Reporting   AND MEASUREMENT   PROCESS   Icons created by iconsmind.com, icons.design, and Chance Smith

The   Ultimate   People-   Based   Solution   DATA   1.2B   registered users   CONTENT   150MM   monthly visitors   TECHNOLOGY   The Viant   Advertising Cloud   SOLUTION   SUPERIOR TECHNOLOGY   Programmatic Ad Platform   Measures Online and In-Store   Source: Internal Estimates, comScore March 2016

Sports Illustrated Play: New Experiences   CEO, Sports Illustrated Play   JEFF   KARP

A LARGE AND ENGAGED YOUTH SPORTS AUDIENCE   Youth    Sports Market   Passionate Audience   of 150MM US   Admins &   Coaches   5.5MM   Fans   41MM   Parents   65MM   Players   38MM   Players - sources include http://www.statisticbrain.com/youth-sports-statistics/, http://www.ncbi.nlm.nih.gov/pmc/articles/PMC3871410/. Fans - estimated by SI Play: youth sports players (38MM) x   1.1 fans per player (internal estimate). Admins & Coaches - estimated by SI Play: Youth sports coaches (3.5MM) + youth sports coaches x 3/5 (ratio of coaches to admins/volunteers of largest youth   sports organization in US); sources include http://www.prweb.com/releases/sports/coaching/prweb907124.htm, http://www.usyouthsoccer.org/media_kit/ataglance/ Parents - estimated by SI Play:   Youth sports players (38MM) x 1.7 parents per player;1.7=(2*70%)+(1*30%); source: Source:http://www.pewresearch.org/fact-tank/2014/12/22/less-than-half-of-u-s-kids-today-live-in-a-traditional-   family/.   LANDSCAPE

A PASSION   UNDERSERVED    BY TECHNOLOGY   Hail a cab   Watch a   movie   Shop   Join   teams?   LANDSCAPE

A DEEP SPENDING POOL DRIVEN BY A HIGH CONSUMER WILLINGNESS TO PAY   Parents’ passion for youth sport participation   75% 40% 66%   of parents say   they encourage   participation in   sports   of parents whose   children play sports   hope their children will   become professional   athletes   of parents believe   playing sports helps   children make better   decisions in life   $14B estimate based on bottom-up estimated sizing by SI Play: Participation spend from University of Florida Youth Sports study: “The Economy of Youth Sports”; Travel spend from CNBC cross-referenced with National Association of   Sports Commissions; Equipment spend from CNBC: “Spending big on kids’ sports? You’re not alone” & National Retail Federation; Activewear spend from NPD Group. Note that cost of youth sports equipment reflects top 6 sports only.

A DEEP SPENDING POOL DRIVEN BY A HIGH CONSUMER WILLINGNESS TO PAY   $14B estimate based on bottom-up estimated sizing by SI Play: Participation spend from University of Florida Youth Sports study: “The Economy of Youth Sports”; Travel spend from CNBC cross-referenced with National Association of   Sports Commissions; Equipment spend from CNBC: “Spending big on kids’ sports? You’re not alone” & National Retail Federation; Activewear spend from NPD Group. Note that cost of youth sports equipment reflects top 6 sports only.   ...fuels a $14B U.S. youth sports market   $3.5B $7.0B $1.5B $2.3B   Annual U.S. spend   on participation   (registration and fees)   Annual cost of U.S.   youth sports related   travel (including   accommodations,   food)   Annual cost of U.S.   youth sports-related   equipment   Activewear / footwear

One simple vision   Youth   Sports   ConneCting the world of   $14B estimate based on bottom-up estimated sizing by SI Play: Participation spend from University of Florida Youth Sports study: “The Economy of Youth Sports”; Travel spend from CNBC cross-referenced with National Association of   Sports Commissions; Equipment spend from CNBC: “Spending big on kids’ sports? You’re not alone” & National Retail Federation; Activewear spend from NPD Group. Note that cost of youth sports equipment reflects top 6 sports only.

Monthly ACtive Users   10,000,000   Internal Estimates

si PlAy PArtnerssi PlAy CoMPAnies

Powered   by   players

ADMINISTRATORS   Make their own lives   more efficient and their   organizations more   successful.

CoAChes &   volUnteers   Manage their teams to   ensure a positive parent   and player experience.

PArents   Keep up with it all   and enable their kids   to succeed.

fAMily &   friends   Share in the passion of   the ones they care about.

SIMPLIFYING AND   CELEBRATING MY SPORTS LIFE

SIMPLIFYING AND   CELEBRATING MY SPORTS LIFE   Fuel My   League   24/7 Online Registration   Website/CMS   Scheduling   Communication   Payments   Background Checks   Data & Analytics   Fundraising   ADMINISTRATORS

SIMPLIFYING AND   CELEBRATING MY SPORTS LIFE   Grow   My Team   24/7 Online Registration   Create Team Rosters   Full League Scheduling   Manage/Check Volunteers   Tournaments/Tourney Machine   Communication   Collect Payments   Fundraising   COACHES & VOLUNTEERS

SIMPLIFYING AND   CELEBRATING MY SPORTS LIFE   Scheduling   Chat & Text   Rosters & Notifications   Tournaments & Brackets   Gear Store/ SquadLocker   Scoring & Statistics   Live Gamecasts/ iScore   PARENTS   Simplify   My World

SIMPLIFYING AND   CELEBRATING MY SPORTS LIFE   Celebrate   My Sports Life   COMING SOON...   PLAYERS / FAMILY & FRIENDS

SPORTS ILLUSTRATED PLAY HAS THE RIGHT TO WIN   BUILT-IN REACH   150MM+   Monthly visitors to Time Inc.   digital network properties   YOUTH SPORTS EXPERTISE   4 Leaders   In the sports management   industry   TRUSTED BRANDS   6 Brands   In the iconic SI portfolio   SEASONED LEADERSHIP   200+ Years   Leadership experience at some of   the world’s top mobile, gaming or   online companies   150+MM is the six month average of our global multiplatform comScore #s (September 2015-February 2016)

Time Inc.Live Media   SCOTT   CULLATHER   KRISTINA   MCCOOBERY   Global Managing Partner,   INVNT   Managing Partner,   INVNT

Live   ON THE RISE

78%   Experience over material   source: eventbrite-s3.s3.amazonaws.com/marketing/Millennials_Research/Gen_PR_Final.pdf

80%   Participated in the   past twelve months   source: eventbrite-s3.s3.amazonaws.com/marketing/Millennials_Research/Gen_PR_Final.pdf

70%   Experience fomo   source: eventbrite-s3.s3.amazonaws.com/marketing/Millennials_Research/Gen_PR_Final.pdf

70%+ SINCE 1987   source: eventbrite-s3.s3.amazonaws.com/marketing/Millennials_Research/Gen_PR_Final.pdf   Increased consumer   spending on live   experiences and events

Enormous   MARKET   OPPORTUNITY

Enormous   2MM events   MARKET   OPPORTUNITY   source: conventionindustry.org/researchinfo/EconomicSignificanceStudy/ESSKeyFindings.aspx

Enormous   1.78MM jobs   MARKET   OPPORTUNITY   source: conventionindustry.org/researchinfo/EconomicSignificanceStudy/ESSKeyFindings.aspx

Enormous   $280B spent      MARKET   OPPORTUNITY   source: conventionindustry.org/researchinfo/EconomicSignificanceStudy/ESSKeyFindings.aspx

Why   LIVE MEDIA?

500,000   attendees   Internal Reporting

100 hours   of programming   Internal Reporting

24 hours   of daily   streaming video   Internal Reporting

1.5B   social impressions   Internal Reporting

Digital,social and   mobile content for   TIME properties

21B   Combined media   impressions   source: Meltwater

Live   MATTERS

Our   Opportunity   LIVE MEDIA:

Live   Media opportunity for   Brand Partners

New   PROPERTIES

TALKS

Revenue   TICKETS   MERCHANDISE   MOBILE PRINT   F&B   DIGITAL   SPONSORSHIP   SOCIAL

Live Media   WHERE WE’RE HEADING

Financial Review   JEFF   BAIRSTOW   EVP & CFO, Time Inc.

KEY   FINANCIAL   TAKEAWAYS   Projecting revenue growth in 2016   Positive results from growth initiatives   & acquisitions   Aggressively pursuing cost and efficiency   initiatives   Focusing asset portfolio; raised over   $800MM through asset sales   Balanced approach to capital allocation   Expect ~$300MM of free cash flow in 2017

TIME INC.   OUTLOOK   FOR 2016   1 There is no change from our previously reported FY 2016 Outlook Range. 2 We define Adjusted OIBDA as OIBDA adjusted for impairments of goodwill; intangibles; fixed assets and investments; restructuring and severance costs; gains and losses on operating assets; pension plan settlements and/or curtailments; and other costs related to mergers, acquisitions, investments and dispositions.   3 The Full-year 2015 Actuals include capital expenditures of $161 million offset by $46 million of tenant improvement allowances.   $MM   FY 2015   ACTUALS   FY 2016   OUTLOOK   RANGE1   Revenues – as reported (5)% 1%–5%   Adjusted OIBDA2 $440 $440–$490   Investment spending, net ($30) ($25)   Capital expenditures $166 $85–$105   Real estate related3 $115 $40   Core & growth $51 $45–$65

TIME INC.   REVENUE   OUTLOOK   FOR 2016   (AS OF MAY 5, 2016)     FY 2016   OUTLOOK RANGE1   Revenues – as reported 1%–5%   2015 Growth Initiatives   and Acquisitions 250 bps–350 bps   Viant Well in excess of $100MM   Closure of All You, Sale of   This Old House & FX (300 bps)   1 There is no change from our previously reported FY 2016 outlook range

TIME INC.   REVENUE   MIX   % OF REPORTED REVENUE   Print & Other Ad/Circulation   Digital Ad & Other Revenue   Total Revenue Performance   2014   78%   22%      2015   76%   24%      2016E   ~2/3   ~1/3   

TIME INC.   PORTFOLIO   OF GROWTH   INITIATIVES   Hypothetical Adjusted   OIBDA Contribution   2015 Slate   2016 Slate   2017 Slate   2018 Slate   2019 Slate   Total   2015         2016   --         2017      --      --   2018          --         2019              --          GROWTH INITIATIVE FRAMEWORK

TIME INC.   2015   NORMALIZED   FREE CASH   FLOW   Walk excluding   unusual items   $128MM   ($58MM)   $30MM   $97MM   $76MM   $23MM $296MM   Real Estate   Capex   2015 Free   Cash Flow   Organic   Growth   Initiatives   US/UK   Pensions   Severance   Transaction   Costs +   One-Time   Talent   Normalized   Free   Cash Flow

FINANCIAL   SUMMARY   We continue to see opportunity to reposition   the company for growth including:   Reengineering & optimizing our advertising   sales process   Moving us toward being a more data-centric   organization   Building out social, mobile, video and native   advertising capabilities   Expanding New Experiences, including live   events and SI Play   Time Inc. has a great opportunity to leverage   our brands, audiences and premium content for   new revenue streams and profitable growth.